UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  April 26, 2004

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of February 1, 2004, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2004-1 Home Equity Mortgage Pass-Through Certificates, Series 2004-1)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-107055-19              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2004 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer and as back-up servicer, Ocwen Federal Bank FSB, as servicer, and JPMorgan Chase Bank, as trustee.

     On April 26, 2004 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on April 26, 2004 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust  Series  2004-1
Home Equity Mortgage Pass-Through Certificates, Series 2004-1
-------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date: April 27, 2004               By:   /s/  Mark Volosov
                                  ---------------------------------------
                                      Mark Volosov
                                      Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         April 26, 2004




Exhibit 99.1
Monthly Certificateholder Statement on April 26, 2004



         CSFB Home Equity Mortgage Pass Through Certificates , Series 2004-HEM 1
                           Statement to Certificate Holders
                                  April 26, 2004

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1       118,000,000.00   115,464,577.64    4,912,946.16     148,821.01      5,061,767.17      0.00       0.00      110,551,631.48
A2        88,000,000.00    85,636,470.68    4,579,865.07      97,435.27      4,677,300.34      0.00       0.00       81,056,605.61
A3        22,000,000.00    22,000,000.00            0.00      31,093.33         31,093.33      0.00       0.00       22,000,000.00
AR               100.00             0.00            0.00           0.00              0.00      0.00       0.00                0.00
M1        31,500,000.00    31,500,000.00            0.00      48,720.00         48,720.00      0.00       0.00       31,500,000.00
M2        22,500,000.00    22,500,000.00            0.00      49,800.00         49,800.00      0.00       0.00       22,500,000.00
B         18,000,000.00    18,000,000.00            0.00      49,440.00         49,440.00      0.00       0.00       18,000,000.00
P                100.00           100.00            0.00      94,005.22         94,005.22      0.00       0.00              100.00
X2                 0.00             0.00            0.00           0.00              0.00      0.00       0.00                0.00
TOTALS   300,000,200.00   295,101,148.32    9,492,811.23     519,314.83     10,012,126.06      0.00       0.00      285,608,337.09

AIO      114,000,000.00   111,550,524.16            0.00     177,551.25        177,551.25         0.00       0.00   106,804,118.55
X1       300,000,000.00   278,316,525.47            0.00           0.00              0.00         0.00       0.00   270,440,975.34
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1       22541Q5S7      978.51336983     41.63513695       1.26119500       42.89633195      936.87823288       A1   1.450000 %
A2       22541Q6B3      973.14171227     52.04392125       1.10721898       53.15114023      921.09779102       A2   1.280000 %
A3       22541Q6C1    1,000.00000000      0.00000000       1.41333318        1.41333318    1,000.00000000       A3   1.590000 %
AR       22541Q5U2        0.00000000      0.00000000       0.00000000        0.00000000        0.00000000       AR   9.543795 %
M1       22541Q5V0    1,000.00000000      0.00000000       1.54666667        1.54666667    1,000.00000000       M1   1.740000 %
M2       22541Q5W8    1,000.00000000      0.00000000       2.21333333        2.21333333    1,000.00000000       M2   2.490000 %
B        22541Q5X6    1,000.00000000      0.00000000       2.74666667        2.74666667    1,000.00000000       B    3.090000 %
P        22541Q5Y4    1,000.00000000      0.00000000         ########            ######    1,000.00000000       P    9.530000 %
TOTALS                  983.66983862     31.64268300       1.73104828       33.37373128      952.02715562

AIO      22541Q5T5      978.51336982      0.00000000       1.55746711        1.55746711      936.87823289       AIO  1.910000 %
X1       22541Q5Z1      927.72175157      0.00000000       0.00000000        0.00000000      901.46991780       X1   0.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                TAOHEED A. AGBABIAKA
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004-2477
                              Tel: (212) 623-4481
                               Fax: 212) 623-5858
                           Email: taoheed.agbabiaka@jpmorgan.com

Sec. 4.06(a)(i)         Principal Remittance Amount                                                               7,851,486.57

                        Scheduled Principal Payments                                                                282,306.35

                        Principal Prepayments                                                                     7,328,758.28

                        Curtailments                                                                                 94,269.63

                        Curtailment Interest Adjustments                                                                328.92

                        Repurchase Principal                                                                        131,618.87

                        Substitution Amounts                                                                              0.00

                        Net Liquidation Proceeds                                                                     14,271.42

                        End of Pre-Funding Period Transfer                                                                0.00

                        Other Principal Adjustments                                                                     -66.90

                        Gross Interest                                                                            2,341,686.87

                        Recoveries from Prior Loss Determinations                                                         0.00

                        Reimbursements of Non-Recoverable Advances Previously Made                                      243.50

                        Recovery of Reimbursements Previously Deemed Non-Recoverable                                      0.00

Prepayment Penalties    Number of Loans with Respect to which Prepayment Penalties were Collected                           44

                        Balance of Loans with Respect to which Prepayment Penalties were Collected                2,256,314.74

                        Amount of Prepayment Penalties Collected                                                     94,004.43

Sec. 4.06(a)(iv)        Beginning Number of Loans Outstanding                                                            6,470

                        Beginning Aggregate Loan Balance                                                        278,316,525.47

                        Ending Number of Loans Outstanding                                                               6,321

                        Ending Aggregate Loan Balance                                                           270,440,975.34

Sec. 4.06(a)(v)         Servicing Fees (Including Credit Risk Manager Fees)                                         120,309.50

                        Trustee Fees                                                                                  2,319.30

Sec. 4.06(a)(vii)       Current Advances                                                                                   N/A

                        Aggregate Advances                                                                                 N/A


Section 4.06(a)(viii)   Delinquent Mortgage Loans

                                               Group 1
                                                                                         Principal
                                              Category              Number                Balance               Percentage
                                              1 Month                        49             2,304,971.72                  0.85 %
                                              2 Month                        10               484,442.30                  0.18 %
                                              3 Month                        13               552,791.42                  0.20 %
                                               Total                         72             3,342,205.44                  1.23 %
                        * Delinquent Bankruptcies are included in the table above.

                        Bankruptcies
                                               Group 1
                                                                    Principal
                                               Number               Balance                Percentage
                                                         9              283,947.50                  0.10 %
                                              * Only Current Bankruptcies are reflected in the table above.

                        Foreclosures
                                               Group 1
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %

Section 4.06(a)(xi)     REO Properties
                                               Group 1
                                                                    Principal
                                               Number               Balance                Percentage
                                                         0                    0.00                  0.00 %

Section 4.06(a)(xii)    Current Realized Losses                                                                            24,063.56

                        Cumulative Realized Losses - Reduced by Recoveries                                                 24,063.56

Sec. 4.06 (a)(xiv)      Amount on Deposit in Pre-Funding Account                                                       16,784,622.85

Sec. 4.06 (a)(xiv)      Capitalized Interest Requirement                                                                   25,371.76

Sec. 4.06 (a)(xiv)      Weighted Average Net Mortgage Rate                                                                 9.54714 %

Sec. 4.06 (a)(xiv)      Net Excess Spread                                                                                  0.98334 %

Trigger Event           Trigger Event Occurrence (Effective December 2006)                                                        NO
                        (Is Rolling 3 Month Delinquency Rate > 16% of Sr. Enhancement%?)
                        Rolling 3 Month Delinquency Rate                                                                   0.36613 %
                        Sr. Enhancement Percentage x 16%                                                                   4.61348 %
                                              OR
                        (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                        Cumulative Loss % of Original Aggregate Collateral Balance                                            0.00 %
                        Cumulative Loss Limit                                                                                 8.00 %

O/C Reporting           Targeted Overcollateralization Amount                                                          17,250,011.50
                        Ending Overcollateralization Amount                                                             1,617,261.10
                        Ending Overcollateralization Deficiency                                                        15,632,750.40
                        Overcollateralization Release Amount                                                                    0.00
                        Monthly Excess Interest                                                                         1,641,324.66
                        Payment to Class X-1                                                                                    0.00
